UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2017

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Maters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. was held April 20, 2017. The following five matters to be decided by vote were:

1. A proposal to elect eleven (11) directors of the Corporation.

The following individuals were elected as Directors of the Company to serve until the next annual meeting of stockholders.

	Votes Cast For	Votes Withheld	Broker Non-Vote
Eugene N. Burkholder	2,910,003	6,069	613,475
Steven A. Everhart	2,893,052	23,020	613,475
Darryl N. Faye	2,897,705	18,367	613,475
Jo Ellen Hornish	2,906,039	10,033	613,475
Jack C. Johnson	2,872,457	43,615	613,475
Marcia S. Latta	2,887,719	28,354	613,475
Steven J. Planson	2,912,433	3,639	613,475
Anthony J. Rupp	2,911,395	4,677	613,475
Kevin J. Sauder	2,910,804	14,268	613,475
Paul S. Siebenmorgen	2,870,077	45,995	613,475
Dr. K. Brad Stamm	2,902,730	13,342	613,475

2. A vote to approve the Company’s proposed amendment to the Code of Regulation to increase the Company’s quorum requirement for conducting business at meetings of the Company’s shareholders.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Vote
2,802,059	56,011	58,001	613,475

3. A vote on the executive compensation programs.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Vote
2,656,217	108,120	151,734	613,475

4. An advisory vote on the frequency of future non-binding advisory votes on executive compensation programs.

Votes Cast For 1 Year	Votes Cast For 2 Years	Votes Cast For 3 Years	Votes Abstained	Broker Non-Vote	Uncast Votes
554,586	140,027	1,913,293	301,605	613,475	6,560

5. An advisory vote on the appointment of the independent registered public accounting firm, BKD, LLP.

Votes Cast For	Votes Against	Votes Abstained
3,430,126	9,126	90,295

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: April 24, 2017	/s/ Paul S. Siebenmorgen
Paul S. Siebenmorgen
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer

SAFE HARBOR STATEMENT

Farmers & Merchants Bancorp, Inc. (the Company) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by the Company, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21B of the Securities Act of 1934, as amended. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which the Company and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions. The Company assumes no responsibility to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.